

CREDIT SUISSE FIRST BOSTON                                                                                Exhibit 20        Page 1

                                       Key Bank USA, N.A. Automotive Specialty Finance

                                  MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                              July 1, 1999 through July 31, 1999

A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------

(A) Original Total Portfolio                                                                                 $110,005,944.94
(B) Class A Noteholders' Percentage                                                                                    67.00%
(C) Original Class A Note Balance                                                                            $ 73,703,000.00
(D) Class A Note Rate                                                                                                   6.35%
(E) Class B Noteholders' Percentage                                                                                    17.00%
(F) Original Class B Note Balance                                                                            $ 18,701,000.00
(G) Class B Note Rate                                                                                                   6.65%
(H) Class C Noteholders' Percentage                                                                                    10.00%
(I) Original Class C Note Balance                                                                            $ 11,000,000.00
(J) Class C Note Rate                                                                                                   7.20%
(K) Class D Certificateholders' Percentage                                                                              6.00%
(L) Original Class D Certificate Balance                                                                     $  6,601,944.94
(M) Class D Certificate Rate                                                                                            0.00%
(N) Servicing Fee Rate                                                                                                  3.50%
(O) Original Weighted Average Coupon (WAC)                                                                             20.08%
(P) Original Weighted Average Remaining Term (WAM)                                                                     54.68 months
(Q) Number of Contracts                                                                                                9,172
(R) Reserve Account ("RA")
    (i)   Maximum Specified Reserve Balance                                                                     5,500,297.25
    (ii)  Minimum Specified Reserve Balance                                                                     2,200,118.90
    (iii) Initial Deposit                                                                                       1,650,089.17

(S) Noteholders' Percentage                                                                                            94.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS                                                                 Total Trust
------------------------------------------------                                                                 -----------

(A) Total Portfolio Outstanding                                                                              $ 35,358,721.89
(B) Total Portfolio Pool Factor                                                                                    0.3214256
(C) Class A Note Balance                                                                                     $ 23,364,389.32
(D) Class A Principal Factor                                                                                       0.3170073
(E) Class A Interest Carryover Shortfall                                                                                0.00
(F) Class A Principal Carryover Shortfall                                                                               0.00
(G) Class B Note Balance                                                                                     $  5,928,353.58
(H) Class B Principal Factor                                                                                       0.3170073
(I) Class B Interest Carryover Shortfall                                                                                0.00
(J) Class B Principal Carryover Shortfall                                                                               0.00
(K) Class C Note Balance                                                                                     $  3,487,080.35
(L) Class C Principal Factor                                                                                       0.3170073
(M) Class C Interest Carryover Shortfall                                                                                0.00
(N) Class C Principal Carryover Shortfall                                                                               0.00
(O) Class D Certificate Balance                                                                              $  2,578,898.61
(P) Reserve Account Balance                                                                                     3,917,092.28
(Q) Payahead Account Balance                                                                                      113,133.84
(R) Aggregate Subordinated Servicing Fees to Date                                                                 678,025.13
(S) Current Servicing Fees Accrued but Unpaid (after first Nine Months)                                                 0.00
(T) Cumulative Net Losses for All Prior Periods                                                                15,970,462.06
(U) Weighted Average Coupon of Remaining Portfolio (WAC)                                                               19.82%
(V) Weighted Average Remaining Term of Remaining Portfolio (WAM)                                                       31.01 months
(W) Number of Contracts                                                                                                4,489

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Precomputed Contracts
    (i)   Principal Payments Received                                                                        $  1,438,938.97
    (ii)  Interest Payments Received                                                                              560,047.27
    (iii) Repurchased Loan Principal                                                                                    0.00
    (iv)  Repurchased Loan Interest                                                                                     0.00
(B) Partial Prepayments - Amount Added to Payahead Account                                                              0.00
(C) Amount Applied From Payahead Account                                                                            6,712.03
(D) Weighted Average Coupon of Remaining Portfolio (WAC)                                                               19.81%
(E) Weighted Average Remaining Maturity of Remaining Portfolio (WAM)                                                   30.09 months
(F) Remaining Number of Contracts                                                                                      4,351
(G) Delinquent Contracts
                                                                                     Contracts                        Amount
                                                                                     ---------                        ------

    (i)   30-59 Days Delinquent                                                      127             2.92%   $    966,353.34   2.89%
    (ii)  60-89 Days Delinquent                                                        1             0.02%          8,819.05   0.03%
    (iii) 90 Days or More Delinquent                                                   0             0.00%              0.00   0.00%

D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Aggregate Net Losses for Collection Period                                                               $    227,144.23
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables                                                  $    511,719.16
    (ii)  Net Liquidation Proceeds Received During the Collection Period                                          156,304.39
    (iii) Recoveries on Previously Liquidated Contracts                                                           128,270.54
(C) Number of Financed Vehicles Repossessed but not yet Charged off                                                       71


I hereby certify that this Servicing Report has been prepared in accordance with the Pooling and Servicing Agreement dated June 1, 1997, and is correct, to the best of my knowledge.

                                Vice-President                    08/06/99
/s/ Thomas R. Blend
----------------------------------------------                 -----------
Signature                       Title                          Date


CREDIT SUISSE FIRST BOSTON                                                                     Exhibit 20
                                Key Bank USA, N.A. Automotive Specialty Finance

                              MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                       July 1, 1999 through July 31, 1999
I. COLLECTIONS
--------------

(A) Principal Payments Received (C(A)i)                                                               $1,438,938.97
(B) Interest Payments Received (C(A)ii)                                                                  560,047.27
(C) Aggregate Net Liquidation Proceeds Received (D(E)ii+iii)                                             284,574.93
(D) Principal on Repurchased Contracts (C(A)iii)                                                               0.00
(E) Interest on Repurchased Contracts (C(A)iv)                                                                 0.00
                                                                                                      -------------

(F) Total Collections (A+B+C+D+E)                                                                     $2,283,561.17

                                                                                                      -------------

(G) Total Available Amount (F)                                                                        $2,283,561.17

II. DISTRIBUTIONS
-----------------

(A) Principal Payments Received (C(A)i)                                                               $1,438,938.97
(B) Principal on Repurchased Contracts (C(A)iii)                                                               0.00
(C) Gross Principal Balance of Liquidated Receivables (D(E)i)                                            511,719.16
                                                                                                      -------------
(D) Principal Distribution Amount (A+B+C)                                                             $1,950,658.13


(E) Current Servicing Fee Due                                                                         $  103,129.61
(F) Accrued and Unpaid Servicing Fees for Prior Collection Periods (B(S))                                      0.00
                                                                                                      -------------
(G) Total Servicing Fees Payable                                                                         103,129.61
(H) Servicing Fees Paid from Collection Account                                                          103,129.61
(I) Reserve Account Draw for Servicing Fees Payable                                                            0.00
(J) Servicing Fee Shortfall                                                                                    0.00
(K) Current Subordinated Servicing Fee                                                                         0.00
(L) Aggregate Subordinated Servicing Fees Before (P)                                                     678,025.13

(M) Class A Distributable Amount
    (i) Class A Monthly Interest Distributable Amount                                                 $  123,636.56
    (ii) Class A Interest Distributable Amount                                                           123,636.56
    (iii) Class A Monthly Principal Distributable Amount                                               1,306,943.59
    (iv) Class A Principal Distributable Amount                                                        1,306,943.59
                                                                                                      -------------

    (v) Total Distributable Amount (i+ii)                                                             $1,430,580.15
    (vi) Class A Interest Paid from Collection Account                                                   123,636.56
    (vii) Reserve Account Draw for Class A Interest Payable                                                   $0.00
    (viii) Class A Interest Carryover Shortfall                                                               $0.00
    (ix) Class A Principal Paid from Collection Account                                                1,306,943.59
    (x) Reserve Account Draw for Class A Principal Payable                                                     0.00
    (xi) Class A Principal Carryover Shortfall                                                                 0.00

(N) Class B Distributable Amount
    (i) Class B Monthly Interest Distributable Amount                                                 $   32,852.96
    (ii) Class B Interest Distributable Amount                                                            32,852.96
    (iii) Class B Monthly Principal Distributable Amount                                                 331,616.79
    (iv) Class B Principal Distributable Amount                                                          331,616.79
                                                                                                      -------------

    (v) Total Distributable Amount (i+ii)                                                             $  364,469.75
    (vi) Class B Interest Paid from Collection Account                                                    32,852.96
    (vii) Reserve Account Draw for Class B Interest Payable                                           $        0.00
    (viii) Class B Interest Carryover Shortfall                                                       $        0.00
    (ix) Class B Principal Paid from Collection Account                                                  331,616.79
    (x) Reserve Account Draw for Class B Principal Payable                                                     0.00
    (xi) Class B Principal Carryover Shortfall                                                                 0.00

(O) Class C Distributable Amount
    (i)   Class C Monthly Interest Distributable Amount                                               $   20,922.48
    (ii)   Class C Interest Distributable Amount                                                          20,922.48
    (iii)   Class C Monthly Principal Distributable Amount                                               195,058.27
    (iv)   Class C Principal Distributable Amount                                                        195,058.27
                                                                                                      -------------

    (v) Total Distributable Amount (i+ii)                                                             $  215,980.75
    (vi) Class C Interest Paid from Collection Account                                                    20,922.48
    (vii) Reserve Account Draw for Class C Interest Payable                                           $        0.00
    (viii) Class C Interest Carryover Shortfall                                                       $        0.00
    (ix) Class C Principal Paid from Collection Account                                                  195,058.27
    (x) Reserve Account Draw for Class C Principal Payable                                                     0.00
    (xi) Class C Principal Carryover Shortfall                                                                 0.00

(P) Payment of Subordinated Servicing Fees
    (i) Aggregate Subordinated Servicing Fees from Current and Prior Periods (II(L))                  $  678,025.13
    (ii) Subordinated Servicing Fees Paid from Collection Account and/or Released from Reserve Account   403,482.54
    (iii) Aggregate Subordinated Servicing Fees to Date (i-ii)                                        $  274,542.59

(Q) Certificateholders' Distributable Amount
    (i)  Certificateholders' Distributable Amount                                                     $  117,039.49
    (ii)  Certificateholders' Distributable Amount Paid from Collection Account                                0.00



CREDIT SUISSE FIRST BOSTON                                                                                Exhibit 20        Page 3
                                  Key Bank USA, N.A. Automotive Specialty Finance

                                MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                         July 1, 1999 through July 31, 1999

III. PAYAHEAD ACCOUNT INFORMATION
---------------------------------

(A) Beginning Period Balance (B(Q))                                                                      $   113,133.84
(B) Amounts Applied to Payahead Account (C(B))                                                                     0.00
(C) Amounts Withdrawn from Payahead Account (C(C))                                                             6,712.03
                                                                                                         --------------
(D) Ending Period Balance                                                                                $   106,421.81

IV. POOL BALANCES AND PORTFOLIO INFORMATION
-------------------------------------------
                                                                            Begin. of Period              End of Period
                                                                            ----------------              -------------
(A) Balances and Principal Factors
    (i)    Total Pool Balance                                                 $35,358,721.89             $33,408,063.76
    (ii)   Total Pool Factor                                                       0.3214256                  0.3036933
    (iii)  Receivables Balance                                                 35,358,721.89              33,408,063.76
    (iv)   Prefunding Account Balance                                                   0.00                       0.00
    (v)    Class A Note Balance                                               $23,364,389.32             $22,057,445.73
    (vi)   Class A Principal Factor                                                0.3170073                  0.2992747
    (vii)  Class B Note Balance                                               $ 5,928,353.58             $ 5,596,736.79
    (viii) Class B Principal Factor                                                0.3170073                  0.2992747
    (ix)   Class C Note Balance                                               $ 3,487,080.35             $ 3,292,022.08
    (viii) Class C Principal Factor                                                0.3170073                  0.2992747
    (ix)   Class D Certificate Balance                                        $ 2,578,898.61             $ 2,461,859.12

(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                                19.82%                     19.81%
    (ii)  Weighted Average Remaining Maturity (WAM)                                    31.01 months               30.09 months
    (iii) Remaining Number of Contracts                                                4,489                      4,351



V. RECONCILIATION OF RESERVE ACCOUNT ("RA")
-------------------------------------------


(A) Beginning RA Balance (B(H))                                                                          $ 3,917,092.28
                                                                                                                   0.00
(B) Draw for Servicing Fee (II(I))                                                                                 0.00
(C) Draw for Class A Interest Distributable Amount (II(M(vii)))                                                    0.00
(D) Draw for Class B Interest Distributable Amount (II(N(vii)))                                                    0.00
(E) Draw for Class C Interest Distributable Amount (II(O(vii)))                                                    0.00
(F) Draw for Class A Principal Distributable Amount (II(M(iv)))                                                    0.00
(G) Draw for Class B Principal Distributable Amount (II(N(x)))                                                     0.00
(H) Draw for Class C Principal Distributable Amount (II(O(x)))                                                     0.00

(I) Overcollateralization Amount                                                                         $11,350,618.03
(J) Maximum Specified Reserve Balance                                                                      3,683,010.66
(K) Specified Reserve Account Balance                                                                      3,683,010.66

(L) Amount Available for Deposit to the RA                                                                   169,400.92
                                                                                                         --------------

(M) RA Balance Prior to Release                                                                          $ 4,086,493.20
(N) Specified Reserve Account Balance                                                                      3,683,010.66
(O) Reserve Account Release                                                                                  403,482.54

(P) Ending Reserve Account Balance                                                                       $ 3,683,010.66


VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
---------------------------------------------


(A) Aggregate Net Losses for Collection Period (VII(B)i-ii-iii)                                          $   227,144.23
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables (D(E)i)                                      $   511,719.16
    (ii)  Net Liquidation Proceeds Received During the Collection Period (D(E)ii)                            156,304.39
    (iii) Recoveries on Previously Liquidated Contracts (D(E)iii)                                            128,270.54
(C) Cumulative Net Losses for all Periods (VI(A)+B(T))                                                    16,197,606.29

(D) Delinquent and Repossessed Contracts
                                                                                   Contracts                    Amount
                                                                                   ---------                    ------

    (i)   30-59 Days Delinquent (C(G)i)                                               127         2.92%  $   966,353.34        2.89%
    (ii)  60-89 Days Delinquent (C(G)ii)                                                1         0.02%        8,819.05        0.03%
    (iii) 90 Days or More Delinquent (C(G)iii)                                          0         0.00%            0.00        0.00%

    (iv)  Financed Vehicles Repossessed but not yet Charged off
                 and Contracts Delinquent over 60 days(D(E))                           72         1.63%      561,268.93        1.68%




CREDIT SUISSE FIRST BOSTON                                                                                    Exhibit 20      Page 4
                                    Key Bank USA, N.A. Automotive Specialty Finance

                                  MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                           July 1, 1999 through July 31, 1999


          VII. TESTS FOR INCREASE IN RESERVE ACCOUNT BALANCE
          --------------------------------------------------


          (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period.
              (i)   Second Preceeding Collection Period                                                                7.30%
              (ii)  Preceeding Collection Period                                                                       7.34%
              (iii) Current Collection Period                                                                          7.71%
              (iv)  Three Month Average (Avg(i,ii,iii))                                                                7.45%

          (B) Ratio of Balance of Contracts Delinquent 60 Days or More and Balance of Financed Vehicles Repossessed
               but not Charged off to the Outstanding Pool Balance as of Each Collection Period.
              (i)   Second Preceeding Collection Period                                                                1.40%
              (ii)  Preceeding Collection Period                                                                       1.90%
              (iii) Current Collection Period                                                                          1.68%
              (iv)  Three Month Average (Avg(i,ii,iii))                                                                1.66%

          (C) Cumulative Net Loss Ratio                                                                               14.72%

          (D) Loss and Delinquency Trigger Indicator                                                        Trigger Was Not Hit


          VIII. RECONCILIATION OF COLLECTION ACCOUNT
          -----------------------------------------


          (A) Collection Account Beginning Balance (I(H))                                                      2,283,561.17
          (B) Servicing Fee Paid (II(H))                                                                         103,129.61
          (C) Class A Interest Paid (II(M(vi)))                                                                  123,636.56
          (D) Class B Interest Paid (II(N(vi)))                                                                   32,852.96
          (E) Class C Interest Paid (II(O(vi)))                                                                   20,922.48
          (F) Class A Principal Paid (II(M(ix)))                                                               1,306,943.59
          (G) Class B Principal Paid (II(N(ix)))                                                                 331,616.79
          (H) Class C Principal Paid (II(O(ix)))                                                                 195,058.27
          (I) Reserve Account Deposit                                                                                  0.00
          (J) Previously Subordinated Servicing Fees Paid (II(P(ii)))                                            403,482.54
          (K) Certificateholders' Distributable Amount Paid (II(Q(ii)))                                                0.00
          (L) Releases to Seller                                                                                       0.00


                            AFG Receivables Trust 1997-A                       Exhibit 20                  Page 5
             Monthly Statement to Noteholders and Certificateholders
                          Servicer: Key Bank USA, N.A.
                      Sub Servicer: AutoFinance Group, Inc.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware

Collection Period:    July 1, 1999 through July 31, 1999
Distribution Date:    08/16/99
Month:                26

Statement for Class A, Class B and Class C Noteholders and Certificateholders Pursuant                     Per $1,000 of Outstanding
to Section 5.6 of the Sale and Servicing Agreement                                                          Class A/Class B/Class C
                                                                                                              Certificate Amount
                                                                                                           -------------------------
(i)    Principal Distribution
           Class A Note Amount                                                                1,306,943.59        55.9374170
           Class B Note Amount                                                                  331,616.79        55.9374171
           Class C Note Amount                                                                  195,058.27        55.9374169
           Certificates Amount                                                                  117,039.49        45.3835166


(ii)   Interest Distribution
           Class A Note Amount                                                                  123,636.56         5.2916667
           Class B Note Amount                                                                   32,852.96         5.5416668
           Class C Note Amount                                                                   20,922.48         5.9999994



(iii)  Total Pool Balance of Notes and Certificates (end of Collection Period)               33,408,063.76


(iv)   Class A Notes Balance (end of Collection Period)                                      22,057,445.73
        Class A Pool Factor (end of Collection Period)                                           0.2992747
        Class B Notes Balance (end of Collection Period)                                      5,596,736.79
        Class B Pool Factor (end of Collection Period)                                           0.2992747
        Class C Notes Balance (end of Collection Period)                                      3,292,022.08
        Class C Pool Factor (end of Collection Period)                                           0.2992747
        Certificates Balance (end of Collection Period)                                       2,461,859.12



(v)    Basic Servicing Fee                                                                      103,129.61         2.9166667


(vi)   Aggregate Net Losses                                                                     227,144.23


(vii)  Reserve Account Balance after Giving Effect to Payments
         Made on Distribution Date                                                            3,683,010.66
       Specified Reserve Account Balance after Giving Effect to Payments
         Made on Distribution Date                                                            3,683,010.66
       Draws on Reserve Account                                                                       0.00
       Amount Available for Deposits to Reserve Account                                         169,400.92


(viii) Class A Notes Interest Carryover Shortfall                                                     0.00         0.0000000
        Class B Notes Interest Carryover Shortfall                                                    0.00         0.0000000
        Class C Notes Interest Carryover Shortfall                                                    0.00         0.0000000
        Class A Notes Principal Carryover Shortfall                                                   0.00         0.0000000
        Class B Notes Principal Carryover Shortfall                                                   0.00         0.0000000
        Class C Notes Principal Carryover Shortfall                                                   0.00         0.0000000


(ix)   Aggregate Purchase Amount of Receivables Repurchased by the Seller
        or purchased by Servicer                                                                      0.00


(x)    Delinquent Contracts
                                                                                                Number              Balance
                                                                                                ----------------------------
         30-59 Days                                                                                    127        966,353.34
         60-89 Days                                                                                      1          8,819.05
         90 Days or More                                                                                 0              0.00

